Summary Prospectus Supplement	January 31, 2018

Putnam Global Natural Resources Fund
Summary Prospectus dated December 30, 2017

The section Your fund’s management is replaced in its entirety with the following:

Investment advisor
Putnam Investment Management, LLC

Portfolio managers

Daniel Schiff
Portfolio Manager, Analyst, portfolio manager of the fund since 2018

Ryan Kauppila
Portfolio Manager, Analyst, portfolio manager of the fund since 2014

Sub-advisors
Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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